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                                                                   EXHIBIT 10.11

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Agreement") is made and entered into as of the 1st day of March, 2004, by and between LIQUIDMETAL TECHNOLOGIES, INC., a Delaware corporation ("Borrower"), and MIDDLEBURY CAPITAL LLC, a Delaware limited liability company ("MC" or "Agent") and each other person or entity listed as a Secured Party on Schedule 1 attached to this Agreement (the "Investors" and together with MC the "Secured Party"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in that Securities Purchase Agreement, dated March 1, 2004, between the Company and the parties identified as "Middlebury Investors" on Schedule 1 hereto ("Securities Purchase Agreement"). Additionally, for purposes of this Agreement, the term "Michigan Note" shall mean the 6% senior convertible notes issuable under the Amended and Restated Securities Purchase Agreement, dated March 1, 2004, among Michigan Venture Capital Co, Ltd. ("Michigan"), the Borrower, and the parties identified as "Michigan Investors on Schedule 1 hereto (the "Michigan Agreement").

                                    Recitals

                  WHEREAS, Secured Party has agreed to purchase the Note from the Borrower pursuant to the terms of the Securities Purchase Agreement and the Note, or to alternatively purchase the Michigan Note from the Borrower pursuant to the terms of the Michigan Agreement and the Michigan Note.

                  WHEREAS, Secured Party has required, as a condition to purchasing the Note or Michigan Note, that Borrower grant Secured Party a first priority security interest in all of Borrower's patents listed in Exhibit A hereto, and to that end has required the execution and delivery of this Agreement by Borrower.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in the Note, the Michigan Note, and herein, the parties hereto, intending to be legally bound, agree as follows:

         1. INCORPORATION OF RECITALS, PURCHASE AGREEMENT, AND NOTE. The foregoing Recitals, the Note, the Securities Purchase Agreement, the Michigan Note, and the Michigan Agreement, and the terms and provisions thereof, are hereby incorporated herein in their entirety by this reference.

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         2.       DEFINITIONS. The following terms shall have the meanings set forth below:

                           "Collateral" shall mean all Patents and Proceeds. Notwithstanding the foregoing, the security interest granted herein shall not extend to and the term "Collateral" shall not include any property, rights or licenses to the extent the granting of a security interest therein would be contrary to applicable law.

                           "Obligations" means each and every debt, liability, and obligation of every kind and description arising under or in connection with the Note or Michigan Note which Borrower may now or at any time hereafter owe to Secured Party.

                           "Patents" shall mean, collectively, all of Borrower's letters patent under the laws of the United States listed on Exhibit A hereto, all recordings and registrations thereof and applications therefor, including, without limitation, the inventions described therein, all reissues, continuations, divisions, renewals, extensions,

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         continuations-in-part thereof, in each case whether now owned or existing or hereafter acquired or arising.

                           "Permitted Liens" shall mean, collectively, the following: (i) liens for current taxes or other governmental or regulatory assessments which are not delinquent, or which are being contested in good faith by the appropriate procedures and for which appropriate reserves are maintained; (ii) liens in favor of Agent and/or the Secured Party; and (iii) licenses or sublicenses of Patents, in each instance granted to others not interfering in any material respect with the business of the Borrower.

                           "Proceeds" shall mean any consideration received from the sale, exchange, lease or other disposition of any asset or property which constitutes Collateral, any other value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral.

                           "Security Interest" has the meaning given in Section 3(b).

         3.       SECURITY FOR OBLIGATIONS.

                  a. This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, conversion, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 363(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)) of all obligations and liabilities of every nature of Borrower now or hereafter existing under or arising out of or in connection with the Note and this Agreement and all extensions or renewals thereof, whether for principal, interest, (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to Borrower, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Agent or any Secured Party as a preference, fraudulent transfer or otherwise (all such obligations of Borrower, together with the Obligations, being the "Secured Obligations").

                  b. Security Interest. As security for the payment or performance, as the case may be, of the Secured Obligations, the Borrower hereby creates and grants to the Agent, its successors and its assigns, for its own benefit and for the pro rata benefit of the Investors, their successors and their assigns, a security interest in the Collateral (the "Security Interest"). Without limiting the foregoing, the Agent is hereby authorized to file one or more financing statements, continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest, naming the Borrower as debtors and the Agent as secured party.

         The Borrower agrees at all times to keep in all material respects accurate and complete accounting records with respect to the Collateral, including, but not limited to, a record of all payments and Proceeds received.

         4. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants as follows:

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                  a.       Financing Statements. Except for the financing
         statements in favor of Secured Party, at the time of granting the security interest described herein, no financing statement covering the Collateral or any portion thereof will be on file in any public office and Borrower agrees not to execute or authorize the filing of any such additional financing statement in favor of any person, entity or governmental agency (whether federal, state or local) other than Secured Party as long as any portion of the Obligations evidenced by the Note remain unpaid.

                  b. Legal Name. Borrower's exact legal name is as set forth in the first paragraph of this Security Agreement. Borrower shall not change its legal name or its form of organization without 30 days' prior written notice to Secured Party.

                  c. Title and Authority. Borrower has (i) rights in and good title to the Collateral in which it is granting a security interest hereunder and (ii) the requisite corporate power and authority to grant to the Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained. Borrower has the sole, full and clear title to each of the Patents shown on Schedule A hereto and the registrations thereof are valid and subsisting and in full force and effect. None of the Patents has been abandoned or dedicated, and, except to the extent that the Agent, upon prior written notice by Borrower, shall consent, Borrower will not do any act, or omit to do any act, whereby the Patents may become abandoned or dedicated and shall notify the Agent immediately if it knows of any reason or has reason to know that any application or registration may become abandoned or dedicated. Borrower hereby represents and warrants that the Patents shown on Schedule A are the only issued U.S. patents owned by Borrower as of the date of this Agreement.

                  d. Filing. Fully executed Uniform Commercial Code financing statements containing a description of the Collateral shall have been, or shall be delivered to the Agent in a form such that they can be, filed of record in every governmental, municipal or other office in every jurisdiction in which any portion of the Collateral is located necessary to publish notice of and protect the validity of and to establish a valid, legal and perfected security interest in favor of the Agent in respect of the Collateral in which a security interest may be perfected by filing in the United States and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of Uniform Commercial Code continuation statements.

                  e. Validity of Security Interest. The Security Interest constitutes a valid, legal and perfected first priority security interest in all of the Collateral for payment and performance of the Secured Obligations subject only to Permitted Liens.

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                  f.       Locations of Collateral; Place of Business. Borrower
         hereby represents and warrants that all the Collateral is located at the locations listed on Schedule A hereto and that its federal employer identification number is as set forth on said Schedule. The Borrower agrees not to establish, or permit to be established, any other location for Collateral unless all filings under the Uniform Commercial Code as in effect in any state or otherwise which are required by this Agreement or the Note to be made with respect to the Collateral have been made and the Agent has a valid, legal and perfected first priority security interest in the Collateral. Borrower confirms that its chief executive office is located at the office indicated on Schedule A hereto. Borrower agrees not to change, or permit to be changed, the location of its chief executive office unless all filings under the Uniform Commercial Code or otherwise which are required by this Agreement or the Note to be made have been made and the Agent has a valid, legal and perfected first priority security interest

         5. COVENANTS AND AGREEMENTS. Borrower covenants and agrees as follows:

                  a. Restrictions. Borrower agrees that until the Obligations shall have been satisfied in full, Borrower shall not, without Secured Party's prior written consent, assign, transfer, encumber or otherwise dispose of the Collateral, or any interest therein, except that Borrower may (i) license (other than on an exclusive basis for all known fields of use for the duration of the term of the patent) or grant similar rights and interests on an arm's length basis consistent with good industry practice in all or any part of the Collateral to unrelated third parties pursuant to its business and (ii) sell, license on an exclusive basis for all known fields of use for the duration of the term of the patent or otherwise transfer for value all or any part of the Collateral with the prior written consent of the Secured Party, which consent will not be unreasonably withheld, provided that the restriction on exclusive licenses shall terminate beginning on the date that more than one-half of the principal amount of the Notes secured by the Collateral has been repaid by the Company or has been converted to Common Stock. Borrower further agrees that it will not take any action, or permit any action to be taken by others subject to its control, including licensees, or fail to take any action, which would affect the validity or enforcement of the rights transferred to Secured Party under this Agreement.

                  b. Defense. Borrower shall, at its own cost and expense, take any and all actions reasonably necessary to defend title to the Collateral owned by it against all persons and to defend the Security Interest of the Agent in such Collateral, and the priority thereof, against any adverse lien of any nature whatsoever (other than Permitted Liens).

                  c. Maintenance. Borrower shall at all times and at its own expense maintain and keep, or cause to be maintained and kept, the Collateral. Borrower shall perform all acts and execute all documents, including, without limitation, security agreements in form suitable for filing with the United States Patent and Trademark Office, substantially in the form of Exhibit B, hereof requested by the Agent at any time to evidence, perfect, maintain, record and enforce the Agent's interest in the Collateral or otherwise in furtherance of the provisions of this Agreement, and Borrower hereby authorizes the Agent to execute and file one or more financing statements (and similar documents) or copies thereof or of this Agreement with respect to the Collateral signed only by the Agent. Borrower will take all necessary steps in any proceeding before the United States Patent and Trademark Office or any similar office or agency of the United States or any State thereof to maintain each application and registration of the Patents, including, without limitation, filing of renewals,

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         affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings.

                  d. Secured Party's Right to Take Action. If, after ten days written notice from Secured Party, Borrower fails to perform or observe any of its covenants or agreements set forth in this Section 5 or if Borrower notifies Secured Party that it intends to abandon all or any part of the Collateral, Secured Party may (but need not) perform or observe such covenant or agreement or take steps to prevent such intended abandonment on behalf and in the name, place, and stead of Borrower (or, in the case of intended abandonment, in Secured Party's own name) and may (but need not) take any and all other actions that Secured Party may reasonably deem necessary to cure or correct such failure or prevent such intended abandonment.

                  e. Costs and Expenses. Except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, Borrower shall pay Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Secured Party in connection with or as a result of Secured Party's taking action under subsection 5(d), except for intended abandonment of the Collateral by Borrower, or exercising its rights under Section 7, together with interest thereon from the date expended or incurred by Secured Party.

                  f. Use and Disposition of Collateral. Borrower shall not make or permit to be made any assignment, pledge or hypothecation of the Collateral other than Permitted Liens, or grant any security interest in the Collateral except for the Security Interest and Permitted Liens. Borrower shall not make or permit to be made any transfer of any Collateral, except in the ordinary course of business, and Borrower shall remain at all times in possession of the Collateral owned by it other than transfers to the Agent pursuant to the provisions hereof and as otherwise provided in this Agreement. The Agent shall have the right, as the true and lawful agent of the Borrower, with power of substitution for the Borrower and in the Borrower's name, the Agent's name or otherwise, for the use and benefit of the Agent and the Investors and solely to effect the purposes of this Agreement, (i) to endorse the Borrower's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment with respect to the Collateral that may come into its possession; (ii) to sign the name of the Borrower on any invoice relating to any of the Collateral and (iii) upon the occurrence and during the continuance of an event of default under this Agreement or under the Note, (A) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences or instruments of payment relating to the Collateral or any part thereof, and Borrower hereby waives notice of presentment, protest and non-payment of any instrument so endorsed, (B) to demand, collect, receive payment of, give receipt for, extend the time of payment of and give discharges and releases of all or any of the Collateral and/or release the obligor thereon, (C) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral, (D) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to or pertaining to all or any of the Collateral, and (H) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Agent or any Investor to make any

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         commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent or such Investor or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Agent or any Investor or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of Borrower or to any claim or action against the Agent or any Investor in the absence of the gross negligence or willful misconduct of the Agent or such Investor; and provided further that, the Agent shall at all times act reasonably and in good faith. It is understood and agreed that the appointment of the Agent as the agent of the Borrower for the purposes set forth above in this Section 5(f) is coupled with an interest and is irrevocable. The provisions of this Section 5(f) shall in no event relieve Borrower of any of its obligations hereunder with respect to the Collateral or any part thereof (other than obligations which are impaired as a result of actions taken by the Agent pursuant to this Section 5(f)) or impose any obligation on the Agent or any Investor to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Agent or any Investor of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder or by law or otherwise. Anytime action is taken under this Section 5(f), prompt written notice of such action shall be provided to Borrower by Agent.

                  g. Further Assurances. Borrower agrees, at its expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Agent may from time to time reasonably request for the assuring and preserving of the Security Interest and the rights and remedies created hereby, including, without limitation, the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Agent, duly endorsed in a manner satisfactory to the Agent. Borrower agrees to notify promptly the Agent of any change in its corporate name or in the location of its chief executive office, its chief place of business or the office where it keeps its records.

         6. EVENTS OF DEFAULT. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"):

                  a. an Event of Default, as defined in the Note, shall occur; or

                  b. Borrower shall fail promptly to observe or perform any covenant or agreement herein binding on it and such failure is not cured within 20 days after written notice from Secured Party; or

                  c. there is any levy, seizure, or attachment of all or any material portion of the Collateral, other than as set forth in this Agreement; or

                  d.       any of the representations or warranties contained in
         Section 0 shall prove to have been incorrect in any material respect when made.

         7. REMEDIES. Upon the occurrence of an Event of Default and at any time thereafter, Secured Party may, at its option, take any or all of the following actions:

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                  a.       exercise any or all remedies available under this
         Agreement or the Note including, without limitation, any and all rights afforded to a secured party under, and subject to its obligations contained in, the Uniform Commercial Code as in effect in any state or other applicable law; or

                  b. sell, assign, transfer, pledge, encumber, or otherwise dispose of the Collateral; or

                  c. enforce the patents comprising the Collateral and if Secured Party shall commence any suit for such enforcement, Borrower shall, at the request of Secured Party, do any and all lawful acts and execute any and all proper documents reasonably required by Secured Party in aid of such enforcement; or

                  d. incur expenses, including attorneys' fees at the regular hourly rates of Secured Party's counsel from time to time in effect, legal expenses and costs for the exercise of any right or power under this Security Agreement, which expenses are secured by this Security Agreement.

Any disposition of Collateral by Agent shall be subject to the mandatory requirements of applicable law and subject to the requirement that Agent act reasonably and in good faith. Subject to such conditions, Agent may sell or otherwise dispose of all or any part of the Collateral, at public or private sale, for cash, upon credit or for future delivery as the Agent shall deem appropriate. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Borrower, and Borrower hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which Borrower now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Agent shall give the Borrower ten (10) days' written notice (which Borrower agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code) of the Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot, as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 6, any Investor may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of Borrower (all said rights being also hereby waived and released to the extent permitted by law), with respect to the Collateral or any part thereof offered for sale and any such Investor may make payment on account thereof by using any claim then due and payable to any such Investor from Borrower as a credit against the purchase price, and any such Investor may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to Borrower therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such

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sale and purchase pursuant to such agreement, and Borrower shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all events of default shall have been remedied and the Secured Obligations paid in full. Borrower shall remain liable for any deficiency. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver.

         8. DESIGNATION OF AGENT. The Investors hereby irrevocably designate MC (and its successors and assigns) as their agent and MC hereby accepts such designation, in order to execute any and all instruments or other documents on behalf of the Investors and to do any and all other acts or things on behalf of the Investors that MC (or its successors or assigns) in its sole discretion deems necessary or advisable or that may be required pursuant to this Agreement or otherwise, to exercise Secured Party's rights and remedies under this Agreement. None of the Investors may take any action or exercise any rights under this Agreement except through MC as their agent. Borrower hereby appoints the Agent the attorney-in-fact of Borrower solely for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Agent may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable so long as this Agreement and the Security Interest have not been terminated and coupled with an interest

         9. APPLICATION OF PROCEEDS. The proceeds of any collection or sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Agent as follows:

                           FIRST, to the payment of all reasonable costs and expenses incurred by the Agent in connection with such collection or sale or otherwise in connection with this Agreement or any of the Secured Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder on behalf of the Borrower and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

                           SECOND, pro rata to the payment in full of principal and interest in respect of any amount of the Notes outstanding (pro rata as among the Investors in accordance with the principal amount of the Notes held by them);

                           THIRD, to the Borrower, its successors and assigns, or as a court of competent jurisdiction may otherwise direct.

         10. SECURITY INTEREST ABSOLUTE. All rights of the Agent hereunder, the Security Interest, and all obligations of the Borrower hereunder, shall be absolute and unconditional irrespective of (i) any partial invalidity or unenforceability of the Note, any other agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or consent to any departure from the Note or any other agreement or instrument, (iii) any exchange, release or nonperfection of any other Collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or discharge of the Borrower in respect of the Secured Obligations or in respect of this Agreement.

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         11.      MISCELLANEOUS. This Agreement can be waived, modified,
amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party. A waiver signed by Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party's rights or remedies. All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. Secured Party shall not be obligated to preserve any rights Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of the Collateral in any particular order of application. This Agreement shall be binding upon and inure to the benefit of Borrower and Secured Party and their respective participants, successors, and permitted assigns and shall take effect when signed by Borrower and Secured Party, and Borrower waives notice of Secured Party's acceptance hereof; provided, however, that the Secured Party's rights hereunder may not be transferred or assigned to any third party without the prior written consent of Borrower. This Agreement shall be governed by the internal law of the State of New York without regard to conflicts of law provisions. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations.

         12. WAIVER OF JURY TRIAL: BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT BORROWER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY ENTERING INTO THIS AGREEMENT.

         13. TERMINATION. This Agreement and the Security Interest shall terminate when all the Secured Obligations have been fully and indefeasibly paid in full, at which time the Agent shall execute and deliver to the Borrower all Uniform Commercial Code termination statements and similar documents which the Borrower shall reasonably request to evidence such termination; provided, however, that all indemnities of the Borrower contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement for a period of six (6) months following the termination of this Agreement

                     *** Signatures on following page(s) ***

         IN WITNESS WHEREOF, the parties have duly executed and delivered this Security Agreement as of the date and year first written above.

                                   SECURED PARTY:

                                   MIDDLEBURY CAPITAL LLC

                                   By: /s/ Eric Brachfeld
                                   Name: Eric Brachfeld
                                   Title: Managing Member

                                   BORROWER:

                                   LIQUIDMETAL TECHNOLOGIES, INC.

                                   By: /s/ John Kang
                                           John Kang,
                                           President and Chief Executive Officer

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

JESS MORGAN & CO., INC.
/s/ Gary Levenson
Gary Levenson
Executive Vice President, Jess S. Morgan & Co., Inc.

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

PRANA LLC
/s/ Jerry C. Apodara
Jerry C. Apodara
Chief Executive Officer

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

DKR SOUNDSHORE OASIS HOLDING FUND LTD.
/s/ Barbara Burger
Barbara Burger, Alt. Director

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

RODD FRIEDMAN
/s/ Rodd Friedman

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

BEAR STEARNS F/B/O ROSEN CAPITAL LP M/P/P PLAN
/s/ Bruce Rosen
Bruce Rosen
Trustee

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

CAYDAL, LLC
BY SAN ISABAL LIMITED, ITS MANAGING MEMBER
/s/ Kevin Daly
Kevin Daly
General Partner

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

MARLIN FUND, LP
/s/ Michael W. Masters
Michael W. Masters
Managing Member of the General Partner

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

MARLIN FUND II, LP
/s/ Michael W. Masters
Michael W. Masters
Managing Member of the General Partner

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

MARLIN FUND OFFSHORE, LTD.
/s/ Michael W. Masters
Michael W. Masters
Managing Member of the Investment Manager

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

PROFESSIONAL TRADERS FUND, LLC
/s/ Professional Traders Fund, LLC

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

LARRY BOUTS
/s/ Larry Bouts

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

REALLY COOL GROUP LTD.
/s/ Jonathan Segal
Jonathan Segal
Director

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

MYRON NEUGEBOREN
/s/ Myron Neugeboren

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

JONAS BRACHFELD
/s/ Jonas Brachfeld

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

GREG OSBORN
/s/ Greg Osborn

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

RICHARD MOLINSKY
/s/ Richard Molinsky

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

VITO CAPOTORTO
/s/ Vito Capotorto

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

RICHARD AND JOANNE KANE
/s/ Richard Kane
/s/ Joanne S. Kane

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

PUGLISI CAPITAL PARTNERS
/s/ Jeffrey J. Puglisi
Jeffrey J. Puglisi
Managing Member of the General Partner, JJP Partners, LLC

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

RICARDO A. SALAS
/s/ Ricardo A. Salas

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

WRY LTD.
/s/ Jonathan Segal
Jonathan Segal
Director

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

KEITH BARKSDALE
/s/ Keith Barksdale

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

eIPO Co., Ltd.
/s/ Yangkwon Moon
Yangkwon Moon
Chief Executive Officer

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

WINVEST VENTURE PARTNERS, INC.
/s/ Chang Ki Cho
Chang Ki Cho
President and CEO

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

DONG WON KIM
/s/ Dong Won Kim

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

SIMON SUK-JUN YOON
/s/ Simon Yoon

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED MARCH 1, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "INVESTORS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Investors" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.

MOONCHEOL YANG
/s/ Mooncheol Yang

                        SCHEDULE I TO SECURITY AGREEMENT

"MIDDLEBURY INVESTORS"

                                                                                         PRINCIPAL
                                                                                         AMOUNT OF
             PURCHASER                                ADDRESS                              NOTES            PURCHASE PRICE
--------------------------------------       ---------------------------               -------------        --------------
Jess Morgan & Co.                            5750 Wilshire Blvd.                       $1,265,000.00        $1,265,000.00
                                             Suite 590
                                             Los Angeles, CA 90036-3697
                                             Attn: Gary Levenstein

Prana                                        8491 Sunset Blvd.                         $  250,000.00        $  250,000.00
                                             Suite 415
                                             Los Angeles, CA 90069-1911

DKR Soundshore Oasis Holding Fund Ltd.       1281 East Main Street                     $  950,000.00        $  950,000.00
                                             Stamford, CT 06902
                                             Attn: Dan Saks

Rodd Friedman                                93 Hillspoint Road                        $  201,000.00        $  201,000.00
                                             Westport, CT 06880

Bear Stearns f/b/o Rosen Capital             1365 York Avenue                          $   99,000.00        $   99,000.00
LP M/P/P Plan and Bruce Rosen                Apt. 34B
TTEE                                         New York, NY 10021

Caydal, LLC                                  Caydal, LLC                               $  100,000.00        $  100,000.00
                                             410 Marion Street
                                             Denver, CO 80218

Marlin Fund, LP                              3060 Peachtree Road, NW                   $1,182,501.00        $1,182,501.00
                                             Suite 1815
                                             Atlanta, GA 30305

Marlin Fund II, LP                           3060 Peachtree Road, NW                   $  219,999.00        $  219,999.00
                                             Suite 1815
                                             Atlanta, GA 30305

Marlin Fund Offshore, Ltd. c/o               Bison Court                               $1,347,501.00        $1,347,501.00
Hemisphere Management (B.V.I.)               P.O. Box 3460
Limited                                      Road Town
                                             Tortola
                                             British Virgin Islands

Professional Traders Fund, LLC               990 Stewart Avenue                        $  150,000.00        $  150,000.00
                                             Suite 420
                                             Garden City, NY 11530

Larry Bouts                                  140 Delaware Lane                         $   50,000.00        $   50,000.00
                                             Franklin Lakes, NJ 07417

Really Cool Group Ltd.                       The Metropole                             $  200,000.00        $  200,000.00
                                             Roseville Street
                                             St. Helier, Jersey, Channel
                                             Islands, UK

"MICHIGAN INVESTORS"

                                                               PRINCIPAL
                                                               AMOUNT OF
     PURCHASER                   ADDRESS                         NOTES               PURCHASE PRICE
------------------     ----------------------------     --------------------     --------------------
eIPO Co., Ltd.         Union Steel Building, 15F        $1,000,000.00 (U.S.)     $1,000,000.00 (U.S.)
                       890 Daechidong, Kangnamku
                       Seoul, Korea
                       Telephone: 82-2-555-9377
                       Facsimile: 82-2-554-7916
                       Attention: Jason Ahn

Winvest Venture        Cambridge B/D 2F, 1461-15        $  500,000.00 (U.S.)     $  500,000.00 (U.S.)
Partners Inc.          Seochodong, Seochogu,
                       Seoul Korea 137-720
                       Telephone: 82-2-525-2129
                       Facsimile: 82-2-525-2130
                       Attention: Mr. Chang-Ki, Cho
                       101-205 Oksoo Apt.               $  500,000.00 (U.S.)     $  500,000.00 (U.S.)
                       Oksoodong, Seongdonggu,

Dong Won Kim           Seoul, Korea
                       Telephone: 82-2-2298-9420

                       22957 Estoril Drive #1           $  500,000.00 (U.S.)     $  500,000.00 (U.S.)

Simon Suk-Jun Yoon     Diamond Bar, CA 91765
                       Telephone: 909-861-9489

Moon Cheol Yang        4-902 Asia Seonsoochon Apt.      $  500,000.00 (U.S.)     $  500,000.00 (U.S.)
                       Jamsildong, Songpagu,
                       Seoul, Korea
                       Telephone: 82-11-472-4580

                                    EXHIBIT A

                       Collateral, EIN and Office Location

---------------------------------------------------------------
TITLE OF PATENT                              U.S. PATENT NUMBER
---------------------------------------------------------------
MATERIALS TRANSFORMABLE COATINGS                 4,725,512
---------------------------------------------------------------
WC CONTAINING COATING                            5,030,519
---------------------------------------------------------------
JOINING USING BULK ALLOYS                        5 482 580
---------------------------------------------------------------
DIAMOND COMPOSITES OF BULK ALLOYS                5,567,532
---------------------------------------------------------------
COMPOSITES OF BULK ALLOY (METHOD)                5 567 251
---------------------------------------------------------------
COMPOSITES OF BULK ALLOY (ARTICLE)               5 866 254
---------------------------------------------------------------
TI-CONTAINING HARD-FACING COATING                5 695 825
---------------------------------------------------------------
DIE-CASTING OF BULK ALLOYS                       5 711 363
---------------------------------------------------------------
TORSIONAL SPRING OF BULK ALLOYS                  5 772 803
---------------------------------------------------------------
APPARATUS FOR HARD-FACING COATING                5 942 289
---------------------------------------------------------------
ZIRCONIA CONTAINING COATING                      6,376,091
---------------------------------------------------------------
SHAPED-CHARGE PROJECTILES                        6,446,558
---------------------------------------------------------------
VACUUM DIE-CASTING OF BULK ALLOYS                6,021,840
---------------------------------------------------------------

The office location for each of the above Patents is 25800 Commercentre Dr., Suite 100, Lake Forest, California 92630. Each of the above Patents is owned by Liquidmetal Technologies, Inc., a Delaware corporation whose Federal Employer Identification number is as follows: 20-0121262.

                                    EXHIBIT B

                               SECURITY AGREEMENT

                                    (PATENTS)

                  WHEREAS, LIQUIDMETAL TECHNOLOGIES, INC., a Delaware corporation (herein referred to as "Borrower"), owns the letters patent, and/or applications for letters patent, of the United States, more particularly described on Schedule 1-A annexed hereto as part hereof (the "Patents");

                  WHEREAS, Borrower is obligated to MIDDLEBURY CAPITAL LLC, a Delaware limited liability company, as agent (herein referred to as the "Secured Party") for the Investors named in those certain Secured Convertible Notes dated as of the date hereof issued by the Borrower (each such note, as amended, modified or supplemented from time to time in accordance with its terms, shall collectively be referred to as the "Note") and Borrower has entered into a Security Agreement dated the date hereof (the "Agreement") in favor of Secured Party; and

                  WHEREAS, pursuant to the Agreement, Borrower has assigned to Secured Party, and granted to Secured Party a security interest in, all right, title and interest of Borrower in and to the Patents, together with any reissue, continuation, continuation-in-part or extension thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof for the full term of the Patents (the "Collateral"), to secure the prompt payment, performance and observance of the Secured Obligations, as defined in the Agreement;

                           NOW, THEREFORE, for good and valuable consideration,
                  receipt of which is hereby acknowledged, Borrower does hereby further assign unto Secured Party and grant to Secured Party a security interest in, the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

                           Borrower does hereby further acknowledge and affirm
                  that the rights and remedies of Secured Party with respect to the assignment of, security interest in the Collateral made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                           Secured Party's address is 780 Third Avenue, Suite
                  2302, New York, NY 10017

                           IN WITNESS WHEREOF, Borrower has caused this
                  Agreement to be duly executed by its officer thereunto duly authorized as of the 1st day of March 2004.

                                     LIQUIDMETAL TECHNOLOGIES, INC.

                                     By:______________________________
                                        John Kang,
                                           President and Chief Executive Officer